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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-9477

ING Variable Insurance Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 to June 30, 2011

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

June 30, 2011

ING GET U.S. Core Portfolio

■	Series 5

■	Series 6

■	Series 7

■	Series 8

■	Series 9

■	Series 10

■	Series 11

■	Series 12

■	Series 13

■	Series 14

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

VOTING INFORMATION

A description of the policies and procedures that the Series use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Series voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Series files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Series by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Market Impact of the S&P Downgrade

Dear Shareholder,

After several weeks of partisan wrangling, Washington was finally able to reach an eleventh-hour agreement to raise the debt ceiling. The deal — which increases the debt ceiling by $2.4 trillion in two stages in exchange for a similar level of spending cuts over ten years — will allow the U.S. Treasury to fund itself in the global capital markets until early 2013 (i.e., shortly after the next presidential election). While the deal averted the worst-possible outcome — a U.S. government default — it left many difficult questions unanswered; namely, which programs will bear the brunt of the spending cuts and what to do about the country’s largest fiscal-spending challenges, health care and social security. These concerns, and the fractious debate that led to the debt ceiling increase, prompted Standard & Poor’s to downgrade the United States’ long-term debt, from AAA to AA+, on August 5.

The markets reacted strongly, taking investors on a roller coaster ride as stocks rose and plunged in the days following the downgrade. Investors already were concerned about evidence of slowing global economic growth; the downgrade refocused attention on the lack of confidence in the developed world and the U.S. in particular. It is possible that the downgrade could lead to higher interest rates over the long term, though we presently see no evidence of this. The Federal Reserve announced on August 9 that it would keep the federal funds target range at 0.00–0.25%, and that economic conditions were likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013. As a result, many forecasters expect any long-term increase in interest rates to be relatively modest.

Nonetheless, we are concerned about the tightening of financial conditions caused by the equity sell-off and its effects on business and consumer confidence. Falling markets can lead to a pull-back by consumers and cause the economy to slow further. How can you protect yourself as an investor Diversify across the globe. Don’t give up on the U.S. — we are still one of the most dynamic players on the world stage — but seek to spread your risks as widely as possible. Ask your financial advisor to help you devise a plan to optimize your portfolio’s diversification.

Thank you for your confidence in ING Funds. It is our privilege to serve your investment needs, and we look forward to continuing to do so in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

August 12, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  SIX MONTHS ENDED JUNE 30, 2011

In our last report we noted that investor sentiment had turned distinctly positive, despite lingering concerns. By early May, investors seemed to have shrugged off these and two additional, unforeseeable crises, pushing global equities in the form of the MSCI World Index SM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) up by 6%. But then doubts set in and as late as June 24 the index was down for the year, before a dramatic recovery in the last four days led to a return of 2.92% for the six-month period. (The MSCI World IndexSM returned 5.29% for the six-month period, measured in U.S. dollars.)

In the U.S. the year started off well enough, until economic and other news started to deteriorate.

By April 2011, the unemployment rate had improved to 8.8%, the lowest in 24 months, with more than 200,000 new private sector jobs being created monthly. But in May the rise in non-farm payrolls fell to just 54,000 and the unemployment rate rebounded to 9.1%, with 45.1% of those affected unemployed for more than 26 weeks.

Gross Domestic Product (“GDP”) growth, having accelerated to 3.1% (annualized), dropped to 1.9% in the latest quarter. By April 2011, consumer spending had scored ten straight monthly increases, but was losing momentum. In May, growth in spending stalled all together and in real terms was in decline. Purchasing managers’ indices initially signaled the busiest manufacturing and service sectors in five years, but then fell back.

In housing, sales of new and existing homes which had slumped after the expiry in April 2010 of a program of tax credits for home buyers, seemed to be stabilizing at low levels. But by May both were in decline again. The main disappointment however, was the confirmation in May of the “double dip” in housing prices, when the S&P/Case-Shiller 20-City Composite Home Price Index slipped below the trough recorded in April 2009. The index level reported in June was last seen in early 2003 and stood nearly one third below the peak of July 2006.

A slowdown of sorts was also taking place in China. Its economy grew at 10.3% in 2010, displacing Japan as the world’s second largest economy and the U.S. as the world’s biggest manufacturer. But such fast development has brought growth-threatening imbalances, including inflation above 5% and a housing bubble. The Bank of China increased banks’ reserve ratio requirements six times and raised interest rates twice in the first half of 2011, and by the end, the closely watched Chinese purchasing managers’ index was registering near-stagnation.

Arguably the largest single depressant to investors’ risk appetite was renewed anxiety about euro zone sovereign debt. Chronically low-growth Portugal became the third country in a year to request a bail-out. More importantly it became evident that the austerity measures imposed on Greece as a condition of its 2010 bail-out had not reduced its budget deficit sufficiently. Euro zone leaders’ openly bickered about what to do. Finally, in the last few days of June, the Greek parliament approved a new austerity and privatization package and tensions eased.

Other events moved markets – at least for a while. In January, popular revolt erupted in North Africa. By March, Libya, a significant oil producer, was effectively in a civil war, helping to lift the price of oil temporarily above $100 per barrel. The massive earthquake and tsunami that hit Japan on March 11 caused surprisingly extensive disruption of global supplies of electrical and digital components. Five days later global equities briefly touched their low point of the year.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 2.72% for the six-month period, mostly in April and May. Within this, the Barclays Capital U.S. Treasury Index returned 2.22%, underperforming the 3.16% on the Barclays Capital Corporate Investment Grade Bond Index for the six-month period. The Barclays Capital High Yield Bond – 2% Issuer Constrained Composite Index did better still, with a return of 4.98% for the six-month period.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 6.02% for the six-month period, adding just 10 basis points after the best first quarter since 1998. Investors shrugged off the June 30th end of QE2, the program of quantitative easing announced last August, as the Greek debt crisis receded. The operating earnings of S&P 500® companies in the second quarter were on the cusp of beating their all time record of exactly four years earlier and, on that basis at least, valuations looked undemanding.

In currencies, euro zone angst during the six-month period vied with the perceived dollar-negative threat of another energy crisis. The U.S. dollar benefited periodically from safe haven status. But markets ended the quarter in a more sanguine mood and with the European Central Bank now raising interest rates, the U.S. dollar ultimately fell 7.91% against the euro, 3.43% against the pound and even lost 0.69% to the yen for the six-month period.

Internationally, the MSCI Japan® Index lost 5.16% for the six-month period, weighed down by the disruptive aftermath of natural disaster, as the economy re-entered recession. The MSCI Europe ex UK® Index returned 2.13% for the six-month period, boosted by a gain of 4.29% in the last four days. Market returns did not necessarily follow the pattern of the two-tier economy that had developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. As in the U.S., measures of business activity and confidence deteriorated as the quarter ended. The MSCI UK® Index added 2.95% for the six-month period, defying the prospect of severe public spending cuts intended to eliminate an 11% budget deficit, GDP that had not grown from its mid 2010 level and inflation at 4.5%.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Series’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ING GET U.S. CORE PORTFOLIO	INVESTMENT STRATEGY AND PRINCIPAL RISKS

What is the Investment Strategy During the Guarantee Period?

ING GET U.S. Core Portfolio — Series 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 (“Series”) invest at least 80% of their net assets in equities and fixed-income securities issued by U.S. companies or the U.S. government or its agencies. The Series do not implement an “investment strategy” in a conventional sense. Rather, the Series’ asset allocation strategy seeks to optimize the exposure of the Series to the equity component (“Equity Component”) while protecting Series assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the guarantee (“Guarantee”). The Series allocate their assets among the following asset classes:

During the Guarantee Period, the Series’ assets are allocated between the:

•

Equity Component, consisting of common stocks included in the S&P 500® Index futures contracts on the S&P 500® Index, and when the Equity Component’s market value is $5 million or less, investments in exchange traded funds (“ETFs”) that can reasonably be expected to have at least a 95% correlation ratio with the S&P 500® Index, in S&P 500® Index futures, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Series’ investments in such securities; and the

•	Fixed component (“Fixed Component”) consisting primarily of short-to-intermediate-duration U.S. government securities.

The Series’ asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that an insurance company may be required to make payment under the Guarantee. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, even when the equity market is doing well, or to any investment returns generated by the Series.

How does the Series’ Asset Allocation work?

ING Investment Management Co. (“IIM” or “Sub-Adviser”), the Sub-Adviser to the Series, uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the Series, the then prevailing level of interest rates, equity market volatility, the Series’ total annual expenses, insurance company separate account expenses, and the maturity date (“Maturity Date”). The model determines the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter. Generally, as the value of the Equity Component rises, more assets are allocated to the Equity Component; as the value of the Equity Component declines, more assets are allocated to the Fixed Component. The amount directed to the Equity Component is always restricted so that even if it were to experience a “material decline” in value on a given day and before being redirected to the Fixed Component, the remaining assets would still be sufficient to meet the Guarantee. At the commencement of the Guarantee Period, the Series defined a “material decline” in value as a decline in the value of the Equity Component of at least 20% but no more than 30%. If a Series defined the “material decline” at 20%, fewer assets will likely be allocated to the Equity Component than if the “material decline” was defined at 30%. The allocation to the Equity Component or the Fixed Component may be zero under certain circumstances.

Equity Component: IIM manages the Equity Component by overweighting those stocks in the S&P 500® Index that it believes will outperform the S&P 500® Index and underweighting (or avoiding altogether) those stocks it believes will underperform the S&P 500® Index (“Enhanced Index Strategy”). Stocks IIM believes are likely to match the performance of the S&P 500® Index are invested in proportion to their representation in the S&P 500® Index. To determine which stocks to weight more or less heavily, IIM uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. IIM expects that there will be a close correlation between the performance of the Equity Component and that of the S&P 500® Index in both rising and falling markets.

Under normal market conditions, up to 20% of the Equity Component’s net assets may be invested in futures contracts for hedging purposes or to maintain liquidity to meet shareholder redemptions and minimize trading costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a

INVESTMENT STRATEGY AND PRINCIPAL RISKS	ING GET U.S. CORE PORTFOLIO

financial instrument or a specific stock market index for a specified price on a designated date. During the Guarantee Period, the Series may only invest in futures contracts on the S&P 500® Index and futures contracts on U.S. Treasury securities.

If the Equity Component’s market value is $5 million or less, in order to replicate an investment in stocks listed in the S&P 500® Index, IIM may invest the entire amount of the Equity Component’s assets in S&P 500® Index futures, in ETFs, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Series’ investment in such securities (subject to the rules, regulations and exemptive orders imposed by the Investment Company Act of 1940, as amended “1940 Act”). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. IIM will not employ an Enhanced Index Strategy when it invests in S&P 500® Index futures and ETFs.

Fixed Component: IIM seeks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Maturity Date. Generally, at least 55% of the Fixed Component will consist of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). Although the Series invest in securities insured or guaranteed by the U.S. government, the Series shares are not themselves issued or guaranteed by the U.S. government. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The Fixed Component may also consist of mortgage-backed securities (including commercial mortgage-backed securities) which are rated AAA or Aaa at the time of purchase by Standard & Poor’s (“S&P®“) or Moody’s Investors Service, Inc. (“Moody’s®“), respectively, and corporate obligations which are rated at the time of purchase A- or higher by S&P® and/or Aa3 or higher by Moody’s®. The Fixed Component may also include U.S. Treasury futures and money market instruments. The Series may also invest in other investment companies to the extent permitted under the 1940 Act.

What are the Principal Guarantee Period Risks?

Allocation Risk: If, at the inception of, or any time during, the Guarantee Period interest rates are low, the Series’ assets may be largely invested in the Fixed Component in order to decrease the likelihood that an insurance company would be required to make any payment under the Guarantee. The effect of low interest rates on the Series would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed-income securities. In addition, if during the Guarantee Period the equity markets experienced a material decline, the Series’ assets may become largely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the Series would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the Series’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

Active Asset Allocation May Underperform Static Strategies: The asset allocation process results in transaction costs. Volatile periods in the market may increase these costs. This process can have an adverse effect on the performance of the Series during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Series, may increase the Series’ transaction costs.

Opportunity Costs: There are substantial opportunity costs associated with an investment in the Series. The Series may allocate a substantial portion, and under certain circumstances all, of the Series’ assets to the Fixed Component in order to conserve Series assets to a level equal to or above the present value of the Guarantee.

Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Series’ assets. If the market value of the Equity Component rises, the percentage of the Series’ assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Series will affect these allocations. For example, if the Series incurs early losses, the Series may allocate 100% of the Series’ assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component.

ING GET U.S. CORE PORTFOLIO	INVESTMENT STRATEGY AND PRINCIPAL RISKS

The extent to which the Series participates in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Series, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the Series and the separate account under the variable annuity contract, and other factors. The Series might capture a material portion, very little or none of any Equity Component increase.

It is possible that on the Maturity Date, a contract- holder or participant could receive only the guaranteed amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

When you hold your investment until the end of the 5-year or 7-year Guarantee Period, on the Maturity Date your account will be worth no less than your investment at the inception of the Guarantee Period, less any redemptions and distributions you have received in cash, and certain Series expenses, such as interest, taxes and extraordinary expenses. If you sell shares during the Guarantee Period, shares are redeemed at the current net asset value (“NAV”) which may be worth more or less than your original investment and/or the NAV at the inception of the Guarantee Period. The guarantee is based on the beginning NAV on the first day of the Guarantee Period, not the public offering price, and does not apply to any earnings realized during the Guarantee Period. The guarantee is backed by insurance companies offering the Series. As with the sale of any securities, a taxable event may occur if the Series liquidates fixed-income securities at the end of the Guarantee Period.

Company: The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit: Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Interest Rate: With bonds and other debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model: The Sub-Adviser’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a Sub-Adviser to evaluate securities or securities markets are based on the Sub-Adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Liquidity: If a security is illiquid, the adviser or Sub-Adviser might be unable to sell the security at a time when the Series’ Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Series’ liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Series could realize upon disposition. A Series may make investments that become less liquid in response to market developments or adverse investor perception. A Series could lose money if it cannot sell a security at the time and price that would be most beneficial to the Series.

Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a Series may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Series. Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an equity index. The main risk of investing in other investment companies is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action

INVESTMENT STRATEGY AND PRINCIPAL RISKS	ING GET U.S. CORE PORTFOLIO

appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stock of a particular industry, trends in that industry may have a dramatic impact on their value.

U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk. The discussion below includes risks that are not described in the Series’ summary but which, nevertheless, are a risk to the Series.

Counterparty: The entity with whom a Series conducts Series-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the Series owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that Series may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Futures Contracts: The Series may invest in futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. The Series uses futures for hedging purposes or to temporarily increase or limit exposure to a particular asset class. The main risk with futures contracts is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual investment made in the futures contract.

Risks of Using Derivatives: Certain securities in which the Series may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount owed on the contract when due, the Series can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the Series’ share price to decline. Markets underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the Series realizing a lower return than expected on an investment. Some derivatives are also subject to the risk that counterparties will not perform their duties.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Series, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011, unless otherwise indicated. The Series’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)”, provides information about hypothetical account values and hypothetical expenses based on a Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Series and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Series Return				Hypothetical (5% return before expenses)
ING GET U.S. Core Portfolio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended June 30, 2011*	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended June 30, 2011*
Series 5	$1,000.00	$1,004.60	1.00%	$4.97	$1,000.00	$1,019.84	1.00%	$5.01
Series 6	$1,000.00	$1,004.50	1.00%	$4.97	$1,000.00	$1,019.84	1.00%	$5.01
Series 7	$1,000.00	$1,001.90	1.00%	$4.96	$1,000.00	$1,019.84	1.00%	$5.01
Series 8	$1,000.00	$1,002.90	1.00%	$4.97	$1,000.00	$1,019.84	1.00%	$5.01
Series 9	$1,000.00	$1,006.40	1.00%	$4.97	$1,000.00	$1,019.84	1.00%	$5.01
Series 10	$1,000.00	$1,004.30	1.00%	$4.97	$1,000.00	$1,019.84	1.00%	$5.01
Series 11	$1,000.00	$1,007.30	1.00%	$4.98	$1,000.00	$1,019.84	1.00%	$5.01
Series 12	$1,000.00	$1,010.70	1.00%	$4.99	$1,000.00	$1,019.84	1.00%	$5.01
Series 13	$1,000.00	$1,011.90	1.00%	$4.99	$1,000.00	$1,019.84	1.00%	$5.01
Series 14	$1,000.00	$1,018.00	1.00%	$5.00	$1,000.00	$1,019.84	1.00%	$5.01

*	Expenses are equal to each Series' respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2011 (UNAUDITED)

	ING GET U.S. Core Portfolio
	Series 5	Series 6	Series 7	Series 8
ASSETS:
Investments in securities at value*	$11,332,643	$24,892,556	$16,966,996	$10,469,589
Short-term investments**	2,300,915	385,000	256,000	114,000
Cash	—	812	7	746
Cash collateral for futures	22,800	—	—	—
Receivables:
Dividends and interest	6,606	11,507	2,399	2,900
Prepaid expenses	68	137	96	58
Reimbursement due from manager	1,189	1,716	1,160	1,105

Total assets	13,664,221	25,291,728	17,226,658	10,588,398

LIABILITIES:
Payable for fund shares redeemed	64,841	1,449	1,411	104,242
Payable to affiliates	10,274	18,919	12,997	7,895
Payable to custodian due to bank overdraft	406,030	—	—	—
Payable for directors fees	72	135	93	58
Other accrued expenses and liabilities	18,059	24,324	21,202	13,585

Total liabilities	499,276	44,827	35,703	125,780

NET ASSETS	$13,164,945	$25,246,901	$17,190,955	$10,462,618

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$17,135,189	$31,390,142	$21,184,020	$13,179,172
Undistributed net investment income	91,499	207,377	150,167	69,303
Accumulated net realized loss	(4,625,354)	(7,478,712)	(4,598,474)	(3,149,510)
Net unrealized appreciation	563,611	1,128,094	455,242	363,653

NET ASSETS	$13,164,945	$25,246,901	$17,190,955	$10,462,618

* Cost of investments in securities	$10,775,872	$23,764,462	$16,511,754	$10,105,936
** Cost of short-term investments	$2,300,679	$385,000	$256,000	$114,000

Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,715,990	3,169,566	2,211,504	1,334,395
Net asset value and redemption price per share	$7.67	$7.97	$7.77	$7.84

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2011 (UNAUDITED)

	ING GET U.S. Core Portfolio
	Series 9	Series 10	Series 11
ASSETS:
Investments in securities at value*	$8,846,623	$6,568,101	$8,782,893
Short-term investments**	145,000	28,000	161,000
Cash	493	347	572
Receivables:
Dividends and interest	3,584	5	15
Prepaid expenses	51	37	50
Reimbursement due from manager	1,601	919	1,091

Total assets	8,997,352	6,597,409	8,945,621

LIABILITIES:
Payable for fund shares redeemed	470	23,543	454
Payable to affiliates	6,686	5,031	7,134
Payable for directors fees	49	36	48
Other accrued expenses and liabilities	12,708	10,021	11,354

Total liabilities	19,913	38,631	18,990

NET ASSETS	$8,977,439	$6,558,778	$8,926,631

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$10,785,419	$8,215,381	$10,829,841
Undistributed net investment income	72,960	67,804	80,599
Accumulated net realized loss	(2,357,141)	(1,956,208)	(2,283,526)
Net unrealized appreciation	476,201	231,801	299,717

NET ASSETS	$8,977,439	$6,558,778	$8,926,631

* Cost of investments in securities	$8,370,422	$6,336,300	$8,483,176
** Cost of short-term investments	$145,000	$28,000	$161,000

Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,138,667	823,828	1,130,305
Net asset value and redemption price per share	$7.88	$7.96	$7.90

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2011 (UNAUDITED)

	ING GET U.S. Core Portfolio
	Series 12	Series 13	Series 14
ASSETS:
Investments in securities at value*	$12,591,626	$22,180,686	$48,340,967
Short-term investments**	233,000	362,000	—
Cash	786	22	622,328
Receivables:
Dividends and interest	3,591	15	5
Prepaid expenses	71	125	265
Reimbursement due from manager	1,287	1,887	1,845

Total assets	12,830,361	22,544,735	48,965,410

LIABILITIES:
Payable for fund shares redeemed	602	1,072	128,665
Payable to affiliates	9,579	17,061	36,883
Payable for directors fees	67	122	258
Other accrued expenses and liabilities	13,337	22,080	43,191

Total liabilities	23,585	40,335	208,997

NET ASSETS	$12,806,776	$22,504,400	$48,756,413

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$17,768,694	$24,041,285	$48,953,730
Undistributed net investment income	126,031	202,926	587,391
Accumulated net realized loss	(5,881,433)	(3,307,785)	(3,853,728)
Net unrealized appreciation	793,484	1,567,974	3,069,020

NET ASSETS	$12,806,776	$22,504,400	$48,756,413

* Cost of investments in securities	$11,798,142	$20,612,712	$45,271,947
** Cost of short-term investments	$233,000	$362,000	$—

Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,643,772	2,318,441	4,839,942
Net asset value and redemption price per share	$7.79	$9.71	$10.07

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2011 (UNAUDITED)

	ING GET U.S. Core Portfolio
	Series 5	Series 6	Series 7	Series 8
INVESTMENT INCOME:
Dividends	$12,583	$21,755	$7,699	$5,508
Interest	152,270	321,381	236,450	122,997

Total investment income	164,853	343,136	244,149	128,505

EXPENSES:
Investment management fees	42,720	80,204	55,064	34,300
Distribution and service fees	17,800	33,418	22,943	14,291
Transfer agent fees	36	41	37	34
Administrative service fees	3,916	7,352	5,047	3,144
Shareholder reporting expense	1,551	2,613	1,530	945
Professional fees	9,713	17,148	12,622	8,841
Custody and accounting expense	1,746	1,665	1,187	892
Directors fees	105	201	136	85
Miscellaneous expense	885	1,895	1,044	487
Interest expense	—	—	19	—

Total expenses	78,472	144,537	99,629	63,019
Net waived and reimbursed fees	(7,184)	(10,681)	(7,732)	(5,770)

Net expenses	71,288	133,856	91,897	57,249

Net investment income	93,565	209,280	152,252	71,256

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	9,666	62,688	328,952	34,007
Futures	21,557	—	—	—

Net realized gain	31,223	62,688	328,952	34,007

Net change in unrealized appreciation or depreciation on:
Investments	(54,264)	(175,016)	(434,211)	(66,229)
Futures	(3,409)	—	—	—

Net change in unrealized appreciation or depreciation	(57,673)	(175,016)	(434,211)	(66,229)

Net realized and unrealized loss	(26,450)	(112,328)	(105,259)	(32,222)

Increase in net assets resulting from operations	$67,115	$96,952	$46,993	$39,034

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2011 (UNAUDITED)

	ING GET U.S. Core Portfolio
	Series 9	Series 10	Series 11
INVESTMENT INCOME:
Dividends	$6,792	$49	$61
Interest	116,450	105,250	130,017

Total investment income	123,242	105,299	130,078

EXPENSES:
Investment management fees	28,883	21,252	28,432
Distribution and service fees	12,035	8,855	11,847
Transfer agent fees	34	21	15
Administrative service fees	2,647	1,948	2,606
Shareholder reporting expense	1,406	438	181
Professional fees	7,710	6,580	8,517
Custody and accounting expense	675	724	773
Directors fees	73	52	71
Miscellaneous expense	1,249	801	838

Total expenses	54,712	40,671	53,280
Net waived and reimbursed fees	(6,485)	(5,184)	(5,833)

Net expenses	48,227	35,487	47,447

Net investment income	75,015	69,812	82,631

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain	48,088	45,870	58,808

Net change in unrealized appreciation or depreciation	(59,123)	(81,862)	(77,091)

Net realized and unrealized gain (loss)	(11,035)	(35,992)	(18,283)

Increase in net assets resulting from operations	$63,980	$33,820	$64,348

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2011 (UNAUDITED)

	ING GET U.S. Core Portfolio
	Series 12	Series 13	Series 14
INVESTMENT INCOME:
Dividends	$6,813	$130	$—
Interest	188,260	325,929	845,032

Total investment income	195,073	326,059	845,032

EXPENSES:
Investment management fees	40,145	72,563	153,311
Distribution and service fees	16,727	30,234	63,879
Transfer agent fees	17	17	46
Administrative service fees	3,680	6,651	14,053
Shareholder reporting expense	572	1,180	2,199
Professional fees	10,606	17,159	31,462
Custody and accounting expense	859	1,140	3,500
Directors fees	100	180	376
Miscellaneous expense	895	1,137	1,558
Interest expense	—	51	—

Total expenses	73,601	130,312	270,384
Net waived and reimbursed fees	(6,581)	(9,215)	(14,519)

Net expenses	67,020	121,097	255,865

Net investment income	128,053	204,962	589,167

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain	89,820	292,251	425,915

Net change in unrealized appreciation or depreciation	(69,275)	(224,201)	(77,292)

Net realized and unrealized gain on	20,545	68,050	348,623

Increase in net assets resulting from operations	$148,598	$273,012	$937,790

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING GET U.S. Core Portfolio Series 5		ING GET U.S. Core Portfolio Series 6
	Six Months Ended June 30, 2011	Year Ended December 31, 2010	Six Months Ended June 30, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$93,565	$243,382	$209,280	$524,772
Net realized gain	31,223	121,397	62,688	230,408
Net change in unrealized appreciation or depreciation	(57,673)	(27,179)	(175,016)	(63,075)

Increase in net assets resulting from operations	67,115	337,600	96,952	692,105

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(245,473)	(297,246)	(526,553)	(689,409)

Total distributions	(245,473)	(297,246)	(526,553)	(689,409)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	245,473	297,246	526,553	689,409
Cost of shares redeemed	(1,830,238)	(4,077,415)	(3,544,577)	(8,027,665)

Net decrease in net assets resulting from capital share transactions	(1,584,765)	(3,780,169)	(3,018,024)	(7,338,256)

Net decrease in net assets	(1,763,123)	(3,739,815)	(3,447,625)	(7,335,560)

NET ASSETS:
Beginning of period	14,928,068	18,667,883	28,694,526	36,030,086

End of period	$13,164,945	$14,928,068	$25,246,901	$28,694,526

Undistributed net investment income at end of period	$91,499	$243,407	$207,377	$524,650

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING GET U.S. Core Portfolio Series 7		ING GET U.S. Core Portfolio Series 8
	Six Months Ended June 30, 2011	Year Ended December 31, 2010	Six Months Ended June 30, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$152,252	$387,644	$71,256	$175,734
Net realized gain	328,952	188,968	34,007	189,761
Net change in unrealized appreciation or depreciation	(434,211)	1,011	(66,229)	(37,357)

Increase in net assets resulting from operations	46,993	577,623	39,034	328,138

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(389,547)	(481,929)	(177,625)	(301,849)

Total distributions	(389,547)	(481,929)	(177,625)	(301,849)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	389,547	481,929	177,625	301,849
Cost of shares redeemed	(2,776,081)	(5,826,781)	(1,988,379)	(2,876,613)

Net decrease in net assets resulting from capital share transactions	(2,386,534)	(5,344,852)	(1,810,754)	(2,574,764)

Net decrease in net assets	(2,729,088)	(5,249,158)	(1,949,345)	(2,548,475)

NET ASSETS:
Beginning of period	19,920,043	25,169,201	12,411,963	14,960,438

End of period	$17,190,955	$19,920,043	$10,462,618	$12,411,963

Undistributed net investment income at end of period	$150,167	$387,462	$69,303	$175,672

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING GET U.S. Core Portfolio Series 9		ING GET U.S. Core Portfolio Series 10
	Six Months Ended June 30, 2011	Year Ended December 31, 2010	Six Months Ended June 30, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$75,015	$190,368	$69,812	$169,578
Net realized gain	48,088	77,030	45,870	86,527
Net change in unrealized appreciation or depreciation	(59,123)	182,082	(81,862)	91,591

Increase in net assets resulting from operations	63,980	449,480	33,820	347,696

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(192,372)	(241,112)	(171,580)	(223,531)

Total distributions	(192,372)	(241,112)	(171,580)	(223,531)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	192,372	241,112	171,580	223,531
Cost of shares redeemed	(1,631,806)	(2,456,982)	(1,096,727)	(1,854,324)

Net decrease in net assets resulting from capital share transactions	(1,439,434)	(2,215,870)	(925,147)	(1,630,793)

Net decrease in net assets	(1,567,826)	(2,007,502)	(1,062,907)	(1,506,628)

NET ASSETS:
Beginning of period	10,545,265	12,552,767	7,621,685	9,128,313

End of period	$8,977,439	$10,545,265	$6,558,778	$7,621,685

Undistributed net investment income at end of period	$72,960	$190,317	$67,804	$169,572

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING GET U.S. Core Portfolio Series 11		ING GET U.S. Core Portfolio Series 12
	Six Months Ended June 30, 2011	Year Ended December 31, 2010	Six Months Ended June 30, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$82,631	$196,822	$128,053	$330,138
Net realized gain	58,808	109,003	89,820	172,529
Net change in unrealized appreciation or depreciation	(77,091)	215,721	(69,275)	442,488

Increase in net assets resulting from operations	64,348	521,546	148,598	945,155

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(198,791)	(273,966)	(332,101)	(455,837)

Total distributions	(198,791)	(273,966)	(332,101)	(455,837)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	198,791	273,966	332,101	455,837
Cost of shares redeemed	(1,209,402)	(2,458,558)	(2,139,614)	(4,009,472)

Net decrease in net assets resulting from capital share transactions	(1,010,611)	(2,184,592)	(1,807,513)	(3,553,635)

Net decrease in net assets	(1,145,054)	(1,937,012)	(1,991,016)	(3,064,317)

NET ASSETS:
Beginning of period	10,071,685	12,008,697	14,797,792	17,862,109

End of period	$8,926,631	$10,071,685	$12,806,776	$14,797,792

Undistributed net investment income at end of period	$80,599	$196,759	$126,031	$330,079

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING GET U.S. Core Portfolio Series 13		ING GET U.S. Core Portfolio Series 14
	Six Months Ended June 30, 2011	Year Ended December 31, 2010	Six Months Ended June 30, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$204,962	$504,884	$589,167	$1,505,251
Net realized gain	292,251	368,802	425,915	981,987
Net change in unrealized appreciation or depreciation	(224,201)	994,502	(77,292)	1,641,352

Increase in net assets resulting from operations	273,012	1,868,188	937,790	4,128,590

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(506,846)	(716,888)	(1,506,924)	(2,345,501)

Total distributions	(506,846)	(716,888)	(1,506,924)	(2,345,501)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	506,846	716,888	1,506,924	2,345,501
Cost of shares redeemed	(3,972,164)	(6,566,410)	(6,729,787)	(16,454,198)

Net decrease in net assets resulting from capital share transactions	(3,465,318)	(5,849,522)	(5,222,863)	(14,108,697)

Net decrease in net assets	(3,699,152)	(4,698,222)	(5,791,997)	(12,325,608)

NET ASSETS:
Beginning of period	26,203,552	30,901,774	54,548,410	66,874,018

End of period	$22,504,400	$26,203,552	$48,756,413	$54,548,410

Undistributed net investment income at end of period	$202,926	$504,810	$587,391	$1,505,148

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any (2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING GET U.S. Core Portfolio
Series 5
06-30-11	7.77	0.05	•	(0.01)	0.04	0.14	—	—	0.14	7.67	0.46	1.10	1.00		1.00		1.31		13,165	—
12-31-10	7.75	0.11	•	0.04	0.15	0.13	—	—	0.13	7.77	2.00	1.08	1.00	†	1.00	†	1.48	†	14,928	—
12-31-09	7.90	0.11	•	0.01	0.12	0.27	—	—	0.27	7.75	1.65	1.04	1.00	†	1.00	†	1.47	†	18,668	5
12-31-08	10.59	0.15		(0.89)	(0.74)	0.15	1.80	—	1.95	7.90	(7.36)††	1.12	1.00	†	1.00	†	1.52	†	22,173	240
12-31-07	11.01	0.13	•	0.14	0.27	0.19	0.50	—	0.69	10.59	2.15	0.97	1.00	†	1.00	†	1.16	†	30,056	230
12-30-06	10.56	0.16	•	0.96	1.12	0.22	0.45	—	0.67	11.01	11.23	1.01	1.00		1.00		1.51		36,518	90
Series 6
06-30-11	8.10	0.06	•	(0.02)	0.04	0.17	—	—	0.17	7.97	0.45	1.08	1.00		1.00		1.57		25,247	—
12-31-10	8.11	0.12	•	0.04	0.16	0.17	—	—	0.17	8.10	2.05	1.06	1.00	†	1.00	†	1.63	†	28,695	—
12-31-09	8.15	0.14	•	(0.01)	0.13	0.17	—	—	0.17	8.11	1.66	1.01	1.00	†	1.00	†	1.73	†	36,030	4
12-31-08	10.60	0.18		(0.79)	(0.61)	0.19	1.65	—	1.84	8.15	(6.16)	1.06	1.00	†	1.00	†	1.69	†	44,754	224
12-31-07	11.08	0.16	•	0.23	0.39	0.27	0.60	—	0.87	10.60	3.30	1.00	1.00	†	1.00	†	1.44	†	60,574	191
12-31-06	10.35	0.18	•	0.87	1.05	0.25	0.07	—	0.32	11.08	10.48	0.99	0.99		0.99		1.71		78,729	84
Series 7
06-30-11	7.93	0.07	•	(0.06)	0.01	0.17	—	—	0.17	7.77	0.19	1.09	1.00		1.00		1.66		17,191	—
12-31-10	7.90	0.14	•	0.06	0.20	0.17	—	—	0.17	7.93	2.52	1.07	1.00	†	1.00	†	1.73	†	19,920	—
12-31-09	8.01	0.14	•	(0.07)	0.07	0.18	—	—	0.18	7.90	0.97	1.02	1.00	†	1.00	†	1.80	†	25,169	3
12-31-08	10.74	0.20		(0.70)	(0.50)	0.21	2.02	—	2.23	8.01	(4.99)	1.07	1.00	†	1.00	†	1.84	†	29,253	219
12-31-07	11.01	0.16	•	0.22	0.38	0.28	0.37	—	0.65	10.74	3.29	1.03	1.00	†	1.00	†	1.41	†	41,286	208
12-31-06	10.23	0.18	•	0.85	1.03	0.25	—	—	0.25	11.01	10.26	1.01	1.00		1.00		1.71		59,054	78
Series 8
06-30-11	7.95	0.05	•	(0.03)	0.02	0.13	—	—	0.13	7.84	0.29	1.10	1.00		1.00		1.25		10,463	—
12-31-10	7.94	0.10	•	0.09	0.19	0.18	—	—	0.18	7.95	2.42	1.09	1.00	†	1.00	†	1.31	†	12,412	4
12-31-09	7.97	0.14	•	0.01	0.15	0.18	—	—	0.18	7.94	1.91	1.04	1.00	†	1.00	†	1.77	†	14,960	16
12-31-08	10.74	0.18		(0.82)	(0.64)	0.20	1.93	—	2.13	7.97	(6.47)	1.08	1.00	†	1.00	†	1.77	†	19,483	235
12-31-07	11.06	0.15	•	0.27	0.42	0.25	0.49	—	0.74	10.74	3.64	1.05	1.00	†	1.00	†	1.36	†	26,821	215
12-31-06	10.23	0.17	•	0.90	1.07	0.20	0.04	—	0.24	11.06	10.70	1.04	1.00		1.00		1.60		41,172	101
Series 9
06-30-11	8.00	0.06	•	(0.01)	0.05	0.17	—	—	0.17	7.88	0.64	1.14	1.00		1.00		1.56		8,977	—
12-31-10	7.87	0.13	•	0.16	0.29	0.16	—	—	0.16	8.00	3.76	1.08	1.00	†	1.00	†	1.63	†	10,545	—
12-31-09	7.93	0.14	•	(0.02)	0.12	0.18	—	—	0.18	7.87	1.56	1.06	1.00	†	1.00	†	1.81	†	12,553	4
12-31-08	10.81	0.19		(0.71)	(0.52)	0.23	2.13	—	2.36	7.93	(5.16)	1.12	1.00	†	1.00	†	1.86	†	14,582	301
12-31-07	10.93	0.16	•	0.29	0.45	0.28	0.29	—	0.57	10.81	3.93	1.06	1.00	†	1.00	†	1.45	†	19,806	233
12-31-06	10.06	0.18	•	0.82	1.00	0.13	—	—	0.13	10.93	10.11	1.09	1.00		1.00		1.79		30,694	89
Series 10
06-30-11	8.13	0.08	•	(0.05)	0.03	0.20	—	—	0.20	7.96	0.43	1.15	1.00		1.00		1.97		6,559	—
12-31-10	8.02	0.16	•	0.17	0.33	0.22	—	—	0.22	8.13	4.10	1.08	1.00	†	1.00	†	2.00	†	7,622	—
12-31-09	8.32	0.16	•	(0.24)	(0.08)	0.22	—	—	0.22	8.02	(0.89)	1.06	1.00	†	1.00	†	2.03	†	9,128	31
12-31-08	10.89	0.23		(0.63)	(0.40)	0.27	1.90	—	2.17	8.32	(3.91)	1.12	1.00	†	1.00	†	2.13	†	12,645	302
12-31-07	10.91	0.18	•	0.23	0.41	0.21	0.22	—	0.43	10.89	3.63	1.07	1.00	†	1.00	†	1.62	†	17,127	194
12-31-06	10.02	0.16	•	0.81	0.97	0.07	0.01	—	0.08	10.91	9.78	1.14	1.00		1.00		1.54		27,694	93

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (UNAUDITED)(CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any (2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING GET U.S. Core Portfolio (Continued)
Series 11
06-30-11	8.02	0.07	•	(0.01)	0.06	0.18	—		—	0.18	7.90	0.73		1.12	1.00		1.00		1.74		8,927	—
12-31-10	7.85	0.15	•	0.23	0.38	0.21	—		—	0.21	8.02	4.85		1.07	1.00	†	1.00	†	1.82	†	10,072	4
12-31-09	8.23	0.17		(0.24)	(0.07)	0.31	—		—	0.31	7.85	(0.78)		1.04	1.00	†	1.00	†	1.97	†	12,009	—
12-31-08	10.47	0.20		(0.27)	(0.07)	0.25	1.92		—	2.17	8.23	0.53	††	1.06	1.01	†	1.01	†	1.92	†	16,119	198
12-31-07	10.79	0.16	•	0.08	0.24	0.36	0.20		—	0.56	10.47	2.05		1.10	1.00	†	1.00	†	1.49	†	20,564	267
12-31-06	10.02	0.23	•	0.55	0.78	0.01	—		—	0.01	10.79	7.06	(b)	1.03	0.96		0.96		2.22		35,473	114
Series 12
06-30-11	7.91	0.08	•	—	0.08	0.20	—		—	0.20	7.79	1.07		1.10	1.00		1.00		1.91		12,807	—
12-31-10	7.69	0.16	•	0.28	0.44	0.22	—		—	0.22	7.91	5.78		1.04	1.00	†	1.00	†	2.02	†	14,798	—
12-31-09	7.99	0.18	•	(0.24)	(0.06)	0.24	—		—	0.24	7.69	(0.59)		1.03	1.00	†	1.00	†	2.29	†	17,862	13
12-31-08	11.29	0.26		(0.90)	(0.64)	0.18	2.48		—	2.66	7.99	(6.20)		1.12	1.00	†	1.00	†	1.99	†	23,245	280
12-31-07	11.36	0.13	•	0.23	0.36	0.15	0.28		—	0.43	11.29	3.02		1.09	1.00	†	1.00	†	1.11	†	46,154	231
03-02-06(4) - 12-31-06	10.00	0.13		1.23	1.36	—	—		—	—	11.36	12.25	(b)	0.94	0.85		0.85		1.72		54,893	57
Series 13
06-30-11	9.81	0.08	•	0.04	0.12	0.22	—		—	0.22	9.71	1.19		1.08	1.00		1.00		1.69		22,504	—
12-31-10	9.44	0.17	•	0.45	0.62	0.25	—		—	0.25	9.81	6.59		1.02	1.00	†	1.00	†	1.77	†	26,204	—
12-31-09	10.00	0.19	•	(0.41)	(0.22)	0.34	—		—	0.34	9.44	(2.06)		1.03	1.00	†	1.00	†	2.00	†	30,902	13
12-31-08	10.60	0.21	•	(0.00)*	0.21	0.20	0.61		—	0.81	10.00	2.33		1.05	1.00	†	1.00	†	2.14	†	43,240	386
12-31-07	10.16	0.15	•	0.35	0.50	0.06	0.00	*	—	0.06	10.60	4.95		1.00	1.00	†	1.00	†	1.44	†	70,238	168
06-22-06(4) - 12-31-06	10.00	0.22	•	(0.06)	0.16	—	—		—	—	10.16	(0.59	)(b)	1.02	0.73		0.73		4.15		107,215	—
Series 14
06-30-11	10.20	0.12	•	0.06	0.18	0.31	—		—	0.31	10.07	1.80		1.06	1.00		1.00		2.31		48,756	—
12-31-10	9.93	0.25	•	0.42	0.67	0.40	—		—	0.40	10.20	6.88		1.03	1.00		1.00		2.48		54,548	—
12-31-09	10.46	0.29	•	(0.39)	(0.10)	0.43	—		—	0.43	9.93	(0.83)		1.03	1.00		1.00		2.85		66,874	12
12-31-08	10.41	0.31	•	(0.01)	0.30	0.19	0.06		—	0.25	10.46	3.04		1.02	1.00		1.00		3.05		107,043	293
12-31-07	10.00	0.26	•	0.15	0.41	—	—		—	—	10.41	1.86	(b)	0.95	0.93		0.93		2.52		124,490	120
12-21-06(4) - 12-31-06	10.00	(0.00	)•	—	(0.00)*	—	—		—	—	10.00	—	(a)	—	0.58		0.58		(0.58)		85	—

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Series. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Series during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Series. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
*	Amount is less than $0.005 or more than $(0.005).
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)(CONTINUED)

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or less ratio (Note 4).
††	In August 2008, an affiliate of the Investment adviser and IIM fully reimbursed ING GET U.S. Core Portfolio Series 5 and ING GET U.S. Core Portfolio Series 11 for a loss on certain investment transactions, which otherwise would have had a 1.46% and 1.39% impact on the Portfolios’ respective total returns. Excluding the reimbursement, total return would have been (8.82)% and (0.86)%, respectively.
(a)

As of December 31, 2006, ING GET U.S. Core Portfolio Series 14 was in its Offering Period. Total return calculation began on the commencement date of the Guarantee Period (June 21, 2007.) Total return from commencement of operations was 0.00%.

(b)

For ING GET U.S. Core Portfolio Series 11, ING GET U.S. Core Portfolio Series 12, ING GET U.S. Core Portfolio Series 13, and ING GET U.S. Core Portfolio Series 14 — total return calculation began on March 2, 2006, June 22, 2006, December 21, 2006 and June 21, 2007, respectively, the first day of each Guarantee Period.

For ING GET U.S. Core Portfolio Series 11 total return for the year ended December 31, 2006 was 7.81% and for ING GET U.S. Core Portfolio Series 14 total return for the year ended December 31, 2007 was 4.10%. For ING GET U.S. Core Portfolio Series 12 and ING GET U.S. Core Portfolio Series 13 — total return from each commencement of operations was 13.60% and 1.60%, respectively.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2011 (UNAUDITED)

NOTE 1 —  ORGANIZATION

Organization. ING Variable Insurance Trust (the “Trust”) was organized as a Delaware statutory trust on July 15, 1999 and is registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as a diversified open-end management investment company. There are ten separate investment Series which comprise the Trust. The ten Series are as follows: ING GET U.S. Core Portfolio Series 5 (“Series 5”), ING GET U.S. Core Portfolio Series 6 (“Series 6”), ING GET U.S. Core Portfolio Series 7 (“Series 7”), ING GET U.S. Core Portfolio Series 8 (“Series 8”), ING GET U.S. Core Portfolio Series 9 (“Series 9”), ING GET U.S. Core Portfolio Series 10 (“Series 10”), ING GET U.S. Core Portfolio Series 11 (“Series 11”), ING GET U.S. Core Portfolio Series 12 (“Series 12”), ING GET U.S. Core Portfolio Series 13 (“Series 13”) and ING GET U.S. Core Portfolio Series 14 (“Series 14”) (each, a “Series” and collectively, “Series”).

During the Guarantee Period, each Series seeks to achieve maximum total return and minimal exposure of the Series’ assets to a market value loss by participating, to the extent possible, in favorable equity market performance.

If during the Guarantee Period the equity markets experience a major decline, the Series’ assets may become largely or entirely invested in the Fixed Component. Use of the Fixed Component reduces the Series’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. The insurance companies offering these Series currently are ING Life Insurance & Annuity Company (“ILIAC”) and ING USA Annuity and Life Insurance Company (“ING USA”). The insurance companies offering these Series guarantee Contract holders and Participants that on the Maturity Date they will receive no less than the value of their separate account investment directed to the Series as of the last day of the Offering Period, adjusted for certain charges. The value of dividends and distributions made by the Series throughout the Guarantee Period is included in determining whether, for purposes of the Guarantee, the value of a shareholder’s investment on the Maturity Date is no less than the value of their investment as of the last day of the Offering Period. Amounts withdrawn prior to the Maturity Date do not get the benefit of the Guarantee. The following information is related to the Series:

	Offering Period	Guarantee Period	Maturity Date
Series 5*	06/11/04 — 09/09/04	09/10/04 — 09/09/11	09/09/11
Series 6*	09/10/04 — 12/09/04	12/10/04 — 12/09/11	12/09/11
Series 7*	12/10/04 — 03/08/05	03/09/05 — 03/08/12	03/08/12
Series 8*	03/09/05 — 06/07/05	06/08/05 — 06/07/12	06/07/12
Series 9*	06/08/05 — 09/06/05	09/07/05 — 09/06/12	09/06/12
Series 10*	09/07/05 — 12/05/05	12/06/05 — 12/05/12	12/05/12
Series 11*	12/06/05 — 03/01/06	03/02/06 — 02/28/13	02/28/13
Series 12*	03/02/06 — 06/21/06	06/22/06 — 06/20/13	06/20/13
Series 13*	06/22/06 — 12/20/06	12/21/06 — 12/19/13	12/19/13
Series 14*	12/21/06 — 06/20/07	06/21/07 — 06/19/14	06/19/14

*	Closed to new investors.

Shares of the Series are offered to insurance company separate accounts that fund both annuity and life insurance contracts and certain tax-qualified retirement plans. At June 30, 2011 separate accounts of ILIAC and ING USA and their affiliates held all the shares outstanding of the Series.

ING Investments, LLC serves as the investment adviser (“ING Investments” or the “Investment Adviser”) to the Series. ING Investment Management Co. serves as the sub-adviser (“IIM” or the “Sub-Adviser”) to the Series. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Series. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Series.

The Investment Adviser, the Sub-Adviser, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2011 (UNAUDITED)(CONTINUED)

NOTE 1 —  ORGANIZATION (continued)

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Series, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s and/or Sub-Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser and Sub-Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Series’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Series or their operations and administration.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Series in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Series’ Board of Trustees (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Series calculates its NAV may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Series (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Series related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time the Series determines its

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2011 (UNAUDITED)(CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

NAV or if the foreign exchange closes prior to the time the Series determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Series’ NAV may not take place contemporaneously with the determination of the prices of securities held by a Series in foreign securities markets. Further, the value of the Series’ assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Series. In calculating the Series’ NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Series closes but before the time that the Series’ NAV in calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Series determines its NAV. In such a case, the Series will use the fair value of such securities as determined under the Series’ valuation procedures. Events after the close of trading on a foreign market that could require the Series to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Series calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Series could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Series is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Series to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Series determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Series’ NAV.

Fair value is defined as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Series is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Series’ investments under these levels of classification is included following the Portfolios of Investments.

For the Six Month period ended June 30, 2011, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date.

C. Foreign Currency Translation. The books and records of the Series are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2011 (UNAUDITED)(CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Series do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid annually by the Series. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date. The characteristics of income and gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States for investment companies.

E. Federal Income Taxes. It is the Series’ policy to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Series’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. Each Series’ investment strategies permit them to enter into futures contracts. In doing so, the Series will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Series to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Series may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2011 (UNAUDITED)(CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. Each Series’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Series is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Series, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Series to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Series is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Series. Associated risks are not the risks that a Series is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Series will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Series. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

H. Futures Contracts. Each Series may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Series may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Series assets are valued.

Upon entering into a futures contract, each Series is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Series each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Series’ Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Series’ Statement of Operations. Realized gains (losses) are reported in each Series’ Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the Six Month period ended June 30, 2011, Series 5 purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Series’ respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Series’ are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Series securities. With futures, there is minimal

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparty credit risk to the Series’ since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the Six Month period ended June 30, 2011, Series 5 had an average notional value of $324,125 on futures contracts purchased.

I. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Series and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the Six Month period ended June 30, 2011, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Series 7	$—	$726,586
Series 13	—	2,131,710

U.S. government securities not included above were as follows:

	Purchases	Sales
Series 5	$—	$3,506,504
Series 6	—	3,840,047
Series 7	—	2,911,766
Series 8	—	1,887,985
Series 9	—	1,678,659
Series 10	—	982,954
Series 11	—	1,332,186
Series 12	—	2,219,819
Series 13	—	2,119,293
Series 14	—	7,026,770

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

Each Series has entered into an investment management agreement (“Investment Management Agreement”) with ING Investments. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Series. The fee for each Series was 0.25% during its Offering Period and is 0.60% during its Guarantee Period.

The Investment Adviser has engaged IIM, to serve as sub-adviser to each Series. IIM is responsible for managing the assets of each Series in accordance with its investment objective and policies, subject to such policies as the Board or the Investment Adviser may determine.

IFS acts as the administrator and provides certain administrative and shareholder services necessary for each Series’ operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Series a fee at an annual rate of 0.055% on the first $5 billion of average daily net assets and 0.030% thereafter.

NOTE 5 — DISTRIBUTION FEES

The Series have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby IID is compensated by the Series for expenses incurred in the distribution of each Series’ shares (“Distribution Fees”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Series’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including distribution or shareholder servicing fees (“Servicing Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, the Series pays the Distributor a Distribution Fee rate of 0.25% based on average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At June 30, 2011, the Series had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities:

Series	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Series 5	$6,812	$624	$2,838	$10,274
Series 6	12,543	1,150	5,226	18,919
Series 7	8,617	790	3,590	12,997
Series 8	5,234	480	2,181	7,895
Series 9	4,433	406	1,847	6,686
Series 10	3,335	306	1,390	5,031
Series 11	4,885	406	1,843	7,134
Series 12	6,351	582	2,646	9,579
Series 13	11,311	1,037	4,713	17,061
Series 14	24,453	2,241	10,189	36,883

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

all or a portion of the trustees’ fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

At June 30, 2011, the following indirect, wholly owned subsidiaries of ING Groep owned the following Series:

ING Life Insurance and Annuity Company — Series 5 (11.31%); Series 6 (59.41%); Series 7 (52.35%); Series 8 (67.7%); Series 9 (62.4%); Series 10 (63.63%); Series 11 (48.74%); Series 12 (84.62%); Series 13 (50.1%); Series 14 (17.41%)

ING USA Annunity and Life Insurance — Series 5 (74.22%); Series 6 (37.2%); Series 7 (35.63%); Series 8 (28.81%); Series 9 (35.34%); Series 10 (36.27%); Series 11 (48.62%); Series 12 (15%); Series 13 (47.38%); Series 14 (66.59%)

Reliastar Life Insurance Co of New York — Series 5 (14.47%); Series 7 (12.02%); Series 14 (16%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Series have a common owner that owns over 25% of the outstanding securities of the Series, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Series.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At June 30, 2011, each applicable Series had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Series	Accrued Expenses	Amount
Series 6	Professional	$15,545
	Postage	4,582
Series 7	Professional	11,846
	Postage	5,901
Series 8	Professional	8,292
Series 9	Custody	1,160
	Professional	7,595
	Legal	1,215
	Postage	2,769
Series 10	Professional	6,277
	Postage	2,138
Series 11	Professional	6,587
	Postage	2,207
Series 12	Professional	8,385
	Postage	3,150
Series 13	Professional	14,648
	Postage	3,445
Series 14	Professional	28,599

NOTE 8 — EXPENSE LIMITATION AGREEMENT

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Series whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses stemming from investments in other investment companies) to 0.65% during the Offering Period and 1.00% during the Guarantee Period.

The Investment Adviser may at a later date recoup from a Series for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Series’ expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees, are reflected on the accompanying Statements of Operations for each Series. Amounts payable by the Investment Adviser are reflected in the Statements of Assets and Liabilities for each Series.

As of June 30, 2011, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	June 30,
	2012	2013	2014	Total
Series 5	$22,649	$10,710	$9,990	$43,349
Series 6	15,314	10,720	18,357	44,391
Series 7	8,509	5,465	17,739	31,713
Series 8	9,190	4,250	12,984	26,424
Series 9	11,989	3,257	12,869	28,115
Series 10	10,993	3,924	7,964	22,881
Series 11	5,800	3,557	9,921	19,278
Series 12	19,275	2,458	9,550	31,283
Series 13	25,587	2,659	11,705	39,951
Series 14	18,962	26,773	22,498	68,233

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Series 5
06-30-11	—	32,004	(236,798)	(204,794)	—	245,473	(1,830,238)	(1,584,765)
12-31-10	—	38,907	(527,790)	(488,883)	—	297,246	(4,077,415)	(3,780,169)
Series 6
06-30-11	—	66,150	(437,145)	(370,995)	—	526,553	(3,544,577)	(3,018,024)
12-31-10	—	86,284	(990,347)	(904,063)	—	689,409	(8,027,665)	(7,338,256)
Series 7
06-30-11	—	50,071	(350,713)	(300,642)	—	389,547	(2,776,081)	(2,386,534)
12-31-10	—	61,628	(736,718)	(675,090)	—	481,929	(5,826,781)	(5,344,852)
Series 8
06-30-11	—	22,656	(249,864)	(227,208)	—	177,625	(1,988,379)	(1,810,754)
12-31-10	—	38,452	(360,947)	(322,495)	—	301,849	(2,876,613)	(2,574,764)
Series 9
06-30-11	—	24,382	(203,305)	(178,923)	—	192,372	(1,631,806)	(1,439,434)
12-31-10	—	30,754	(309,105)	(278,351)	—	241,112	(2,456,982)	(2,215,870)
Series 10
06-30-11	—	21,528	(135,601)	(114,073)	—	171,580	(1,096,727)	(925,147)
12-31-10	—	27,907	(227,814)	(199,907)	—	223,531	(1,854,324)	(1,630,793)
Series 11
06-30-11	—	25,163	(150,528)	(125,365)	—	198,791	(1,209,402)	(1,010,611)
12-31-10	—	34,767	(308,138)	(273,371)	—	273,966	(2,458,558)	(2,184,592)
Series 12
06-30-11	—	42,632	(270,357)	(227,725)	—	332,101	(2,139,614)	(1,807,513)
12-31-10	—	59,277	(511,874)	(452,597)	—	455,837	(4,009,472)	(3,553,635)
Series 13
06-30-11	—	52,145	(405,224)	(353,079)	—	506,846	(3,972,164)	(3,465,318)
12-31-10	—	75,067	(676,070)	(601,003)	—	716,888	(6,566,410)	(5,849,522)
Series 14
06-30-11	—	149,496	(660,033)	(510,537)	—	1,506,924	(6,729,787)	(5,222,863)
12-31-10	—	236,680	(1,619,762)	(1,383,082)	—	2,345,501	(16,454,198)	(14,108,697)

NOTE 10 — LINE OF CREDIT

The Series, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNYM”) for an aggregate amount of 125,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; and (2) finance the redemption of shares of an investor in the funds. Effective May 27, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 27, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed iine amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolio utilized the line of credit during the Six Month period ended June 30, 2011 as follows:

Series	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Series 7	1	$500,000	1.40%
Series 13	3	500,000	1.24%

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Series from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
	Ordinary Income	Ordinary Income
Series 5	$245,473	$297,246
Series 6	526,553	689,409
Series 7	389,547	481,929
Series 8	177,625	301,849
Series 9	192,372	241,112
Series 10	171,580	223,531
Series 11	198,791	273,966
Series 12	332,101	455,837
Series 13	506,846	716,888
Series 14	1,506,924	2,345,501

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2010 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Series 5	$243,407	$611,271	$(3,549,159)	2016
			(1,097,405)	2017

			$(4,646,564)

Series 6	524,650	1,303,110	(6,583,334)	2016
			(958,066)	2017

			$(7,541,400)

Series 7	387,462	889,453	(4,425,407)	2016
			(502,019)	2017

			$(4,927,426)

Series 8	175,672	429,882	(2,837,443)	2016
			(346,074)	2017

			$(3,183,517)

Series 9	190,317	531,948	(2,155,268)	2016
			(246,585)	2017

			$(2,401,853)

Series 10	169,572	313,663	(1,781,536)	2016
			(220,542)	2017

			$(2,002,078)

Series 11	196,759	373,992	(2,287,431)	2016
			(52,087)	2017

			$(2,339,518)

Series 12	330,079	862,759	(5,334,016)	2016
			(637,237)	2017

			$(5,971,253)

Series 13	504,810	1,750,739	(3,534,081)	2016
			(24,519)	2017

			$(3,558,600)

Series 14	1,505,148	3,146,312	(4,279,643)	2016

The Series’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of June 30, 2011, no provisions for income tax would be required in the Series’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Series. In general, the provisions of the Act will be effective for the Series’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Series’ pre-enactment capital loss

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Series if any, will be contained within the Federal Income Taxes section of the notes to financial statements for the fiscal year ending December 31, 2011.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair

Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of June 30, 2011, management of the Series is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

NOTE 13 — SUBSEQUENT EVENTS

The Series have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

ING GET U.S. CORE PORTFOLIO SERIES 5	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED)

Investment Type Allocation

as of June 30, 2011

(as a percentage of net assets)

U.S. Government Agency Obligations	57.2%
U.S. Treasury Obligations	18.4%
Exchange-Traded Funds	10.5%

Other Assets and Liabilities—Net*	13.9%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 18.4%
		U.S. Treasury STRIP: 18.4%
2,424,000	^,Z	0.040%, due 8/15/2011	$2,423,888	18.4
		Total U.S. Treasury Obligations (Cost $2,417,877)	2,423,888	18.4

U.S. GOVERNMENT AGENCY OBLIGATIONS: 57.2%
		Federal Home Loan Mortgage Corporation: 18.0%##STRIP
2,366,000	^,S,Z	0.570%, due 9/15/2011	2,363,125	18.0

		Other U.S. Agency Obligations: 39.2%
2,589,000	^,Z	0.480%, due 10/6/2011	2,585,650	19.6
2,575,000	^,Z	0.660%, due 7/15/2011	2,574,295	19.6
			5,159,945	39.2
		Total U.S. Government Agency Obligations (Cost $7,494,996)	7,523,070	57.2

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 10.5%
		Financials: 10.5%
10,500		SPDR Trust Series 1	1,385,685	10.5
		Total Exchange-Traded Funds (Cost $862,999)	1,385,685	10.5

		Total Long-Term Investments (Cost $10,775,872)	11,332,643	86.1

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 17.5%
		U.S. Government Agency Obligations: 17.5%
2,301,000	Z	U.S. Government Agency Obligations, 0.020%, 09/06/11 (Cost $2,300,679)	2,300,915	17.5
		Total Short-Term Investments (Cost $2,300,679)	2,300,915	17.5

		Total Investments in Securities (Cost $13,076,551)*	$13,633,558	103.6
		Liabilities in Excess of Other Assets	(468,613)	(3.6)

		Net Assets	$13,164,945	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 5	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED) (CONTINUED)

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
STRIP	Separate Trading of Registered Interest and Principal of Securities
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$557,007
Gross Unrealized Depreciation	—

Net Unrealized appreciation	$557,007

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2011
Asset Table
Investments, at value
Exchange-Traded Funds	$1,385,685	$—	$—	$1,385,685
Short-Term Investments	—	2,300,915	—	2,300,915
U.S. Treasury Obligations	—	2,423,888	—	2,423,888
U.S. Government Agency Obligations	—	7,523,070	—	7,523,070

Total Investments, at value	$1,385,685	$12,247,873	$—	$13,633,558

Other Financial Instruments+
Futures	6,604	—	—	6,604

Total Assets	$1,392,289	$12,247,873	$—	$13,640,162

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the period ended June 30, 2011.

ING GET U.S. Core Portfolio Series 5 Open Futures Contracts on June 30, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	5	09/16/11	$328,875	$6,604

			$328,875	$6,604

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 5	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED) (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of June 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$6,604

Total Asset Derivatives		$6,604

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the period ended June 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$21,557

Total	$21,557

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$(3,409)

Total	$(3,409)

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 6	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED)

Investment Type Allocation

as of June 30, 2011

(as a percentage of net assets)

U.S. Government Agency Obligations	71.7%
U.S. Treasury Obligations	17.3%
Exchange-Traded Funds	9.6%

Other Assets and Liabilities—Net*	1.4%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 17.3%
		U.S. Treasury STRIP: 17.3%
4,386,000	^,Z	0.110%, due 2/15/2012	$4,383,110	17.3
		Total U.S. Treasury Obligations (Cost $4,319,318)	4,383,110	17.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 71.7%
		Federal Home Loan Mortgage Corporation: 17.5%##
4,414,000	^^,Z	0.580%, due 9/15/2011	4,408,663	17.5

		Federal National Mortgage Association: 19.1%##
2,000,000	^,Z	0.610%, due 11/15/2011	1,995,580	7.9
2,840,000	^,Z	0.610%, due 2/12/2012	2,829,143	11.2
			4,824,723	19.1

		Other U.S. Agency Obligations: 35.1%
1,666,000	^,Z	0.490%, due 11/30/2011	1,662,559	6.6
2,638,000	^,Z	0.490%, due 12/6/2011	2,632,310	10.4
4,569,000	^,Z	0.210%, due 10/15/2011	4,566,140	18.1
			8,861,009	35.1
		Total U.S. Government Agency Obligations (Cost $17,941,060)	18,094,395	71.7

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 9.6%
		Financials: 9.6%
18,300		SPDR Trust Series 1	2,415,051	9.6
		Total Exchange-Traded Funds (Cost $1,504,084)	2,415,051	9.6

		Total Long-Term Investments (Cost $23,764,462)	24,892,556	98.6

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 6	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.5%
	Mutual Funds: 1.5%
385,000	Blackrock Liquidity Funds TempFund Portfolio - Class I (Cost $385,000)	$385,000	1.5
	Total Short-Term Investments (Cost $385,000)	385,000	1.5

	Total Investments in Securities (Cost $24,149,462)*	$25,277,556	100.1
	Liabilities in Excess of Other Assets	(30,655)	(0.1)

	Net Assets	$25,246,901	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
STRIP	Separate Trading of Registered Interest and Principal of Securities
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,128,094
Gross Unrealized Depreciation	—

Net Unrealized appreciation	$1,128,094

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2011
Asset Table
Investments, at value
Exchange-Traded Funds	$2,415,051	$—	$—	$2,415,051
U.S. Treasury Obligations	—	4,383,110	—	4,383,110
Short-Term Investments	385,000	—	—	385,000
U.S. Government Agency Obligations	—	18,094,395	—	18,094,395

Total Investments, at value	$2,800,051	$22,477,505	$—	$25,277,556

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the period ended June 30, 2011.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 7	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED)

Investment Type Allocation

as of June 30, 2011

(as a percentage of net assets)

U.S. Government Agency Obligations	52.5%
U.S. Treasury Obligations	24.2%
Other Bonds	19.1%
Exchange-Traded Funds	2.9%

Other Assets and Liabilities—Net*	1.3%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Principal Amount†			Value	Percentage of Net Assets

OTHER BONDS: 19.1%
		Foreign Government Bonds: 19.1%
3,300,000	Z	Israel Government International Bond, 0.480%, 05/15/12	$3,286,087	19.1
		Total Other Bonds (Cost $3,173,997)	3,286,087	19.1

U.S. TREASURY OBLIGATIONS: 24.2%
		U.S. Treasury STRIP: 24.2%
4,159,000	^,Z	0.110%, due 2/15/2012	4,156,259	24.2
		Total U.S. Treasury Obligations (Cost $4,104,678)	4,156,259	24.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 52.5%
		Federal Home Loan Mortgage Corporation: 17.3%##
3,000,000	^,Z	0.710%, due 7/15/2012	2,977,764	17.3

		Federal National Mortgage Association: 19.2%##
3,313,000	Z	0.670%, due 3/15/2012	3,297,121	19.2

		Other U.S. Agency Obligations: 16.0%
2,750,000	^,Z	0.210%, due 10/15/2011	2,748,279	16.0
		Total U.S. Government Agency Obligations (Cost $8,920,755)	9,023,164	52.5

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.9%
		Financials: 2.9%
3,800		SPDR Trust Series 1	501,486	2.9
		Total Exchange-Traded Funds (Cost $312,324)	501,486	2.9

		Total Long-Term Investments (Cost $16,511,754)	16,966,996	98.7

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 7	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.5%
	Mutual Funds: 1.5%
256,000	Blackrock Liquidity Funds TempFund Portfolio - Class I (Cost $256,000)	$256,000	1.5
	Total Short-Term Investments (Cost $256,000)	256,000	1.5

	Total Investments in Securities (Cost $16,767,754)*	$17,222,996	100.2
	Liabilities in Excess of Other Assets	(32,041)	(0.2)

	Net Assets	$17,190,955	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
STRIP	Separate Trading of Registered Interest and Principal of Securities
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$455,242
Gross Unrealized Depreciation	—

Net Unrealized appreciation	$455,242

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2011
Asset Table
Investments, at value
Exchange-Traded Funds	$501,486	$—	$—	$501,486
Other Bonds	—	3,286,087	—	3,286,087
U.S. Treasury Obligations	—	4,156,259	—	4,156,259
U.S. Government Agency Obligations	—	9,023,164	—	9,023,164
Short-Term Investments	256,000	—	—	256,000

Total Investments, at value	$757,486	$16,465,510	$—	$17,222,996

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the period ended June 30, 2011.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 8	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED)

Investment Type Allocation

as of June 30, 2011

(as a percentage of net assets)

U.S. Government Agency Obligations	74.2%
U.S. Treasury Obligations	20.1%
Exchange-Traded Funds	5.8%

Other Assets and Liabilities – Net*	(0.1)%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 20.1%
		U.S. Treasury STRIP: 20.1%
2,103,000	^,Z	0.220%, due 8/15/2012	$2,097,887	20.1
		Total U.S. Treasury Obligations (Cost $2,081,859)	2,097,887	20.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 74.2%
		Federal Home Loan Mortgage Corporation: 20.2%##
2,125,000	^,Z	0.630%, due 3/15/2012	2,115,355	20.2

		Federal National Mortgage Association: 16.6%##
1,750,000	Z	0.670%, due 3/15/2012	1,741,612	16.6

		Other U.S. Agency Obligations: 37.4%
2,118,000	^,Z	0.540%, due 3/26/2012	2,109,420	20.2
1,805,000	Z	0.470%, due 4/15/2012	1,798,253	17.2
			3,907,673	37.4
		Total U.S. Government Agency Obligations (Cost $7,646,001)	7,764,640	74.2

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 5.8%
		Financials: 5.8%
4,600		SPDR Trust Series 1	607,062	5.8
		Total Exchange-Traded Funds (Cost $378,076)	607,062	5.8

		Total Long-Term Investments (Cost $10,105,936)	10,469,589	100.1

SHORT-TERM INVESTMENTS: 1.1%
		Mutual Funds: 1.1%
114,000		Blackrock Liquidity Funds TempFund Portfolio - Class I (Cost $114,000)	114,000	1.1
		Total Short-Term Investments (Cost $114,000)	114,000	1.1

		Total Investments in Securities (Cost $10,219,936)*	$10,583,589	101.2
		Liabilities in Excess of Other Assets	(120,971)	(1.2)

		Net Assets	$10,462,618	100.0

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 8	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED) (CONTINUED)

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
STRIP	Separate Trading of Registered Interest and Principal of Securities
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$363,653
Gross Unrealized Depreciation	—

Net Unrealized appreciation	$363,653

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2011
Asset Table
Investments, at value
Exchange-Traded Funds	$607,062	$—	$—	$607,062
U.S. Treasury Obligations	—	2,097,887	—	2,097,887
Short-Term Investments	114,000	—	—	114,000
U.S. Government Agency Obligations	—	7,764,640	—	7,764,640

Total Investments, at value	$721,062	$9,862,527	$—	$10,583,589

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the period ended June 30, 2011.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 9	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED)

Investment Type Allocation

as of June 30, 2011

(as a percentage of net assets)

U.S. Government Agency Obligations	75.1%
U.S. Treasury Obligations	15.1%
Exchange-Traded Funds	8.4%

Other Assets and Liabilities—Net*	1.4%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 15.1%
		U.S. Treasury STRIP: 15.1%
1,355,000	^,Z	0.220%, due 8/15/2012	$1,351,706	15.1
		Total U.S. Treasury Obligations (Cost $1,314,054)	1,351,706	15.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 75.1%
		Federal Home Loan Mortgage Corporation: 18.8%##
1,705,000	Z	0.730%, due 9/15/2012	1,689,853	18.8

		Federal National Mortgage Association: 18.4%##
1,662,000	^,Z	0.710%, due 7/15/2012	1,649,683	18.4

		Other U.S. Agency Obligations: 37.9%
1,750,000	^,Z	0.570%, due 10/6/2012	1,737,328	19.3
1,675,000	^,Z	0.530%, due 7/15/2012	1,665,824	18.6
			3,403,152	37.9
		Total U.S. Government Agency Obligations (Cost $6,587,883)	6,742,688	75.1

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 8.4%
		Financials: 8.4%
5,700		SPDR Trust Series 1	752,229	8.4
		Total Exchange-Traded Funds (Cost $468,485)	752,229	8.4

		Total Long-Term Investments (Cost $8,370,422)	8,846,623	98.6

SHORT-TERM INVESTMENTS: 1.6%
		Mutual Funds: 1.6%
145,000		Blackrock Liquidity Funds TempFund Portfolio - Class I (Cost $145,000)	145,000	1 .6
		Total Short-Term Investments (Cost $145,000)	145,000	1.6

		Total Investments in Securities (Cost $8,515,422)*	$8,991,623	100.2
		Liabilities in Excess of Other Assets	(14,184)	(0.2)

		Net Assets	$8,977,439	100.0

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 9	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED) (CONTINUED)

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
STRIP	Separate Trading of Registered Interest and Principal of Securities
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $8,518,798.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$472,825
Gross Unrealized Depreciation	—

Net Unrealized appreciation	$472,825

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2011
Asset Table
Investments, at value
Exchange-Traded Funds	$752,229	$—	$—	$752,229
U.S. Treasury Obligations	—	1,351,706	—	1,351,706
Short-Term Investments	145,000	—	—	145,000
U.S. Government Agency Obligations	—	6,742,688	—	6,742,688

Total Investments, at value	$897,229	$8,094,394	$—	$8,991,623

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the period ended June 30, 2011.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 10	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED)

Investment Type Allocation

as of June 30, 2011

(as a percentage of net assets)

U.S. Government Agency Obligations	80.0%
U.S. Treasury Obligations	20.2%

Other Assets and Liabilities—Net*	(0.2)%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 20.2%
		U.S. Treasury STRIP: 20.2%
1,328,000	^^,Z	0.220%, due 11/15/2012	$1,321,933	20.2
		Total U.S. Treasury Obligations (Cost $1,302,115)	1,321,933	20.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 80.0%
		Federal Home Loan Mortgage Corporation: 22.3%##
1,481,000	^,Z	0.810%, due 1/15/2013	1,462,606	22.3

		Federal National Mortgage Association: 20.7%##
1,372,000	^,Z	0.810%, due 1/15/2013	1,354,962	20.7

		Other U.S. Agency Obligations: 37.0%
1,100,000	^,Z	0.570%, due 10/6/2012	1,092,035	16.6
1,350,000	Z	0.640%, due 1/15/2013	1,336,565	20.4
			2,428,600	37.0
		Total U.S. Government Agency Obligations (Cost $5,034,185)	5,246,168	80.0

		Total Long-Term Investments (Cost $6,336,300)	6,568,101	100.2

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.4%
		Mutual Funds: 0.4%
28,000		Blackrock Liquidity Funds TempFund Portfolio - Class I (Cost $28,000)	28,000	0.4
		Total Short-Term Investments (Cost $28,000)	28,000	0.4

		Total Investments in Securities (Cost $6,364,300)*	$6,596,101	100.6
		Liabilities in Excess of Other Assets	(37,323)	(0.6)

		Net Assets	$6,558,778	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
STRIP	Separate Trading of Registered Interest and Principal of Securities
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 10	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED) (CONTINUED)

^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$231,801
Gross Unrealized Depreciation	—

Net Unrealized appreciation	$231,801

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2011
Asset Table
Investments, at value
U.S. Treasury Obligations	$—	$1,321,933	$—	$1,321,933
U.S. Government Agency Obligations	—	5,246,168	—	5,246,168
Short-Term Investments	28,000	—	—	28,000

Total Investments, at value	$28,000	$6,568,101	$—	$6,596,101

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the period ended June 30, 2011.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 11	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED)

Investment Type Allocation

as of June 30, 2011

(as a percentage of net assets)

U.S. Government Agency Obligations	88.2%
U.S. Treasury Obligations	10.2%

Other Assets and Liabilities—Net*	1.6%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 10.2%
		U.S. Treasury STRIP: 10.2%
915,000	^,Z	0.350%, due 2/15/2013	$909,809	10.2
		Total U.S. Treasury Obligations (Cost $886,752)	909,809	10.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 88.2%
		Federal Home Loan Mortgage Corporation: 19.4%##
1,756,000	^,Z	0.810%, due 1/15/2013	1,734,191	19.4

		Federal National Mortgage Association: 21.0%##
1,900,000	^^,Z	0.880%, due 2/21/2013	1,872,784	21.0

		Other U.S. Agency Obligations: 47.8%
603,000	Z	0.690%, due 5/11/2013	595,210	6.7
1,533,000	^,Z	0.920%, due 9/26/2013	1,501,535	16.8
1,773,000	Z	0.640%, due 1/15/2013	1,755,355	19.7
419,000	^,Z	0.660%, due 4/15/2013	414,009	4.6
			4,266,109	47.8
		Total U.S. Government Agency Obligations (Cost $7,596,423)	7,873,084	88.2

		Total Long-Term Investments (Cost $8,483,176)	8,782,893	98.4

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.8%
		Mutual Funds: 1.8%
161,000		Blackrock Liquidity Funds TempFund Portfolio - Class I (Cost $161,000)	161,000	1.8
		Total Short-Term Investments (Cost $161,000)	161,000	1.8

		Total Investments in Securities (Cost $8,644,176)*	$8,943,893	100.2
		Liabilities in Excess of Other Assets	(17,262)	(0.2)

		Net Assets	$8,926,631	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 11	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED) (CONTINUED)

STRIP	Separate Trading of Registered Interest and Principal of Securities
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$299,717
Gross Unrealized Depreciation	—

Net Unrealized appreciation	$299,717

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2011
Asset Table
Investments, at value
U.S. Treasury Obligations	$—	$909,809	$—	$909,809
U.S. Government Agency Obligations	—	7,873,084	—	7,873,084
Short-Term Investments	161,000	—	—	161,000

Total Investments, at value	$161,000	$8,782,893	$—	$8,943,893

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the period ended June 30, 2011.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 12	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED)

Investment Type Allocation

as of June 30, 2011

(as a percentage of net assets)

U.S. Government Agency Obligations	82.2%
U.S. Treasury Obligations	10.2%
Exchange-Traded Funds	5 .9%

Other Assets and Liabilities—Net*	1 .7%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 10.2%
		U.S. Treasury STRIP: 10.2%
1,317,000	^^,Z	0.220%, due 5/15/2013	$1,306,110	10.2
		Total U.S. Treasury Obligations (Cost $1,278,675)	1,306,110	10.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 82.2%
		Federal Home Loan Mortgage Corporation: 17.5%##
2,291,000	Z	0.730%, due 9/15/2013	2,239,395	17.5

		Federal National Mortgage Association: 21.5%##
2,815,000	^,Z	0.710%, due 7/15/2013	2,761,475	21.5
		Other U.S. Agency Obligations: 43.2%
2,725,000	^,Z	0.570%, due 6/6/2013	2,685,738	21.0
2,881,000	^,Z	0.530%, due 4/15/2013	2,846,679	22.2
			5,532,417	43.2
		Total U.S. Government Agency Obligations (Cost $10,050,981)	10,533,287	82.2

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 5.9%
		Financials: 5.9%
5,700		SPDR Trust Series 1	752,229	5.9
		Total Exchange-Traded Funds (Cost $468,486)	752,229	5.9

		Total Long-Term Investments (Cost $11,798,142)	12,591,626	98.3

SHORT-TERM INVESTMENTS: 1.8%
		Mutual Funds: 1.8%
233,000		Blackrock Liquidity Funds TempFund Portfolio - Class I (Cost $233,000)	233,000	1.8
		Total Short-Term Investments (Cost $233,000)	233,000	1.8

		Total Investments in Securities (Cost $12,031,142)*	$12,824,626	100.1
		Liabilities in Excess of Other Assets	(17,850)	(0.1)

		Net Assets	$12,806,776	100.0

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 12	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED) (CONTINUED)

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
STRIP	Separate Trading of Registered Interest and Principal of Securities
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$793,484
Gross Unrealized Depreciation	—

Net Unrealized appreciation	$793,484

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2011
Asset Table
Investments, at value
Exchange-Traded Funds	$752,229	$—	$—	$752,229
U.S. Treasury Obligations	—	1,306,110	—	1,306,110
Short-Term Investments	233,000	—	—	233,000
U.S. Government Agency Obligations	—	10,533,287	—	10,533,287

Total Investments, at value	$985,229	$11,839,397	$—	$12,824,626

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the period ended June 30, 2011.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 13	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED)

Investment Type Allocation

as of June 30, 2011

(as a percentage of net assets)

U.S. Government Agency Obligations	82.3%
U.S. Treasury Obligations	16.3%

Other Assets and Liabilities—Net*	1.4%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 16.3%
		U.S. Treasury STRIP: 16.3%
3,707,000	^,Z	0.480%, due 11/15/2013	$3,655,005	16.3
		Total U.S. Treasury Obligations (Cost $3,464,352)	3,655,005	16.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 82.3%
		Federal Home Loan Mortgage Corporation: 21.7%##
5,011,000	^^,Z	1.060%, due 11/15/2013	4,885,625	21.7

		Federal National Mortgage Association: 19.8%##
4,578,000	^,Z	0.950%, due 1/15/2014	4,447,246	19.8

		Other U.S. Agency Obligations: 40.8%
4,850,000	^,Z	0.950%, due 11/11/2013	4,742,641	21.0
4,564,000	^,Z	0.990%, due 1/15/2014	4,450,169	19.8
			9,192,810	40.8
		Total U.S. Government Agency Obligations (Cost $17,148,359)	18,525,681	82.3

		Total Long-Term Investments (Cost $20,612,712)	22,180,686	98.6

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
		Mutual Funds: 1.6%
362,000		Blackrock Liquidity Funds TempFund Portfolio - Class I (Cost $362,000)	362,000	1.6
		Total Short-Term Investments (Cost $362,000)	362,000	1.6

		Total Investments in Securities (Cost $20,974,712)*	$22,542,686	100.2
		Liabilities in Excess of Other Assets	(38,286)	(0.2)

		Net Assets	$22,504,400	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
STRIP	Separate Trading of Registered Interest and Principal of Securities
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 13	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED) (CONTINUED)

^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,567,974
Gross Unrealized Depreciation	—

Net Unrealized appreciation	$1,567,974

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2011
Asset Table
Investments, at value
U.S. Treasury Obligations	$—	$3,655,005	$—	$3,655,005
U.S. Government Agency Obligations	—	18,525,681	—	18,525,681
Short-Term Investments	362,000	—	—	362,000

Total Investments, at value	$362,000	$22,180,686	$—	$22,542,686

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the period ended June 30, 2011.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 14	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED)

Investment Type Allocation

as of June 30, 2011

(as a percentage of net assets)

U.S. Government Agency Obligations	57.7%
U.S. Treasury Obligations	21.0%
Other Bonds	20.4%

Other Assets and Liabilities—Net*	0.9%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Principal Amount†			Value	Percentage of Net Assets

OTHER BONDS: 20.4%
		Foreign Government Bond: 20.4%
1,216,000	Z	Israel Government International Bond, 1.03%, 03/15/14	$1,182,441	2.4
9,124,000	Z	Israel Government International Bond, 1.18%, 08/15/14	8,794,103	18.0
		Total Other Bonds (Cost $9,470,467)	9,976,544	20.4

U.S. TREASURY OBLIGATIONS: 21.0%
		U.S. Treasury: 21.0%
10,459,000	^,Z	0.78%, due 5/15/2014	10,227,145	21.0
		Total U.S. Treasury Obligations (Cost $9,751,657)	10,227,145	21.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 57.7%
		Federal Home Loan Mortgage Corporation: 19.1%##
9,713,000	^^,Z	1.320%, due 7/15/2014	9,331,804	19.1

		Federal National Mortgage Association: 19.7%##
9,925,000	^,Z	1.210%, due 5/15/2014	9,587,451	19.7

		Other U.S. Agency Obligations: 18.9%
9,551,000	^,Z	1.170%, due 7/15/2014	9,218,023	18.9
		Total U.S. Government Agency Obligations (Cost $26,049,823)	28,137,278	57.7

		Total Long-Term Investments (Cost $45,271,947)	48,340,967	99.1

		Total Investments in Securities (Cost $45,271,947)*	$48,340,967	99.1
		Assets in Excess of Other Liabilities	415,446	0.9

		Net Assets	$48,756,413	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
STRIP	Separate Trading of Registered Interest and Principal of Securities
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 14	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2011 (UNAUDITED) (CONTINUED)

*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,069,020
Gross Unrealized Depreciation	—

Net Unrealized appreciation	$3,069,020

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2011
Asset Table
Investments, at value
Other Bonds	$—	$9,976,544	$—	$9,976,544
Short-Term Investments	—	—	—	—
U.S. Treasury Obligations	—	10,227,145	—	10,227,145
U.S. Government Agency Obligations	—	28,137,278	—	28,137,278

Total Investments, at value	$—	$48,340,967	$—	$48,340,967

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the period ended June 30, 2011.

See Accompanying Notes to Financial Statements

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPSAR-UGCORE	(0611-082211)

ITEM 2.	CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Insurance Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	September 2, 2011

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	September 2, 2011